American Funds Corporate Bond Fund® Prospectus Supplement January 1, 2018 (for prospectus dated August 1, 2017, as supplemented to date)

1. The table under the heading “Portfolio managers” in the “Management” section of the summary portion of the prospectus is amended in its entirety to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David S. Lee President	5 years	Partner – Capital Fixed Income Investors
Scott Sykes Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

2. The information under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for the fund’s primary portfolio manager.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
David S. Lee	Investment professional for 18 years in total; 15 years with Capital Research and Management Company or affiliate	5 years	Serves as a fixed-income portfolio manager
Scott Sykes	Investment professional for 17 years in total; 12 years with Capital Research and Management Company or affiliate	Less than 1 year (plus 2 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager

Information regarding the portfolio manager's compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-273-0118O CGD/AFD/10039-S64247

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Corporate Bond Fund® Statement of Additional Information Supplement January 1, 2018 (for statement of additional information dated August 1, 2017, as supplemented to date)

1. The table under the heading “Other officers” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows. Except as indicated below the table, footnotes remain unchanged.

Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David S. Lee, 1972 President (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Kristine M. Nishiyama, 1970 Senior Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company*
Scott Sykes, 1971 Senior Vice President (2017)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2012)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer (2015)	Vice President – Investment Operations, Capital Research and Management Company
[5]	All of the trustees and/or officers listed, with the exception of Scott Sykes, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

2. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows. Except as indicated below the table, footnotes remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
David S. Lee	$100,001 – $500,000	3	$120.0	2	$0.84	7	$6.69
Scott Sykes[4]	$100,001 – $500,000	None		None		None

[4]	Information is as of December 12, 2017.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-274-0118O CGD/10149-S64280